Exhibit 99(b)

SAFE HARBOR STATEMENT

Integra Bank Corporation June 30, 2009

Integra Bank Corporation Short Term Basis Risk Net Asset/(Liability) Position June 30, 2009

Integra Bank Corporation Investment Portfolio June 30, 2009

Integra®
Bank

SAFE HARBOR STATEMENT

Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the effects of the current recession in the markets in which we primarily do business; (2) changes in the interest rate environment that reduce our net interest margin; (3) unanticipated additional loan charge-offs and loan loss provisions; (4) our ability to maintain required capital levels and adequate sources of funding and liquidity; (5) additional declines in value of our investment securities portfolio, including adverse developments affecting the issuers of trust preferred and collateralized securities we hold; (6) changes and trends in capital markets; (7) competitive pressures from other depository institutions that increase our funding costs; (8) unanticipated effects or changes in critical accounting policies and judgments; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect us or the banking industry; (10) our ability to attract and retain key personnel; (11) our ability to fully utilize our deferred tax asset; (12) our ability to maintain security for confidential information in our computer systems and telecommunications network; (13) the effects of our participation in the Capital Purchase Program and possible changes to that program; (14) increases in insurance premiums we pay to the Federal Deposit Insurance Corporation; (15) our ability to comply with the terms of the formal agreement the Board of Directors entered into with the Office of the Comptroller of the Currency in May 2009; and (16) damage to our reputation as a result of the foregoing, including our ability to retain customers and attract new ones, our cost of funding and our level of liquidity as well as other factors we describe in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

ASSETS	June 30, 2009	December 31, 2008	June 30, 2008
Cash and due from banks	$ 312,233	$ 62,354	$ 92,114
Federal funds sold and other short-term investments	745	419	8,529
Loans held for sale (at lower of cost or market value)	10,535	5,776	6,045
Securities available for sale	427,403	561,739	565,459
Securities held for trading	20,230	-	-
Regulatory stock	29,137	29,155	29,181
Loans:			
Commercial loans	1,767,149	1,850,043	1,744,943
Consumer loans	406,800	432,183	427,952
Mortgage loans	175,523	208,017	237,102
Less: Allowance for loan losses	(82,309)	(64,437)	(31,780)
Net loans	2,267,163	2,425,806	2,378,217
Premises and equipment	45,944	48,500	49,758
Goodwill	-	-	122,824
Other intangible assets	9,085	9,928	10,790
Other assets	225,925	213,423	138,293
TOTAL ASSETS	$ 3,348,400	$ 3,357,100	$ 3,401,210
LIABILITIES			
Deposits:			
Non-interest-bearing demand	$ 278,418	$ 284,032	$ 304,549
Savings & interest checking	733,123	600,374	563,853
Money market	312,445	301,411	386,341
Certificates of deposit and other time deposits	1,150,369	1,154,375	1,068,905
Total deposits	2,474,355	2,340,192	2,323,648
Short-term borrowings	240,918	415,006	370,913
Long-term borrowings	372,212	360,917	359,591
Other liabilities	35,313	36,194	27,594
TOTAL LIABILITIES	3,122,798	3,152,309	3,081,746
SHAREHOLDERS' EQUITY			
Preferred stock - no par, $1,000 per share liquidation preference - 1,000,000 shares authorized	81,844	-	-
Common stock - $1.00 stated value - 129,000,000 shares authorized	20,709	20,749	20,759
Additional paid-in capital	217,194	208,732	207,802
Retained earnings	(87,812)	(15,754)	99,610
Accumulated other comprehensive income (loss)	(6,333)	(8,936)	(8,707)
TOTAL SHAREHOLDERS' EQUITY	225,602	204,791	319,464
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 3,348,400	$ 3,357,100	$ 3,401,210

INTEGRA BANK CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except for per share data)

	Three Months Ended				
	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
INTEREST INCOME					
Interest and fees on loans and leases	25,489	$ 25,952	$ 33,235	$ 35,201	$ 35,777
Interest and dividends on securities available for sale	5,830	6,474	6,811	6,605	6,909
Interest on securities held for trading	22	-	-	-	45
Dividends on regulatory stock	157	521	103	385	409
Interest on loans held for sale	127	103	85	88	90
Interest on federal funds sold and other investments	174	93	10	26	30
Total interest income	31,799	33,143	40,244	42,305	43,260
INTEREST EXPENSE					
Interest on deposits	11,759	12,187	13,532	12,888	12,851
Interest on short-term borrowings	583	763	1,447	1,995	1,955
Interest on long-term borrowings	2,683	2,710	3,828	3,562	3,288
Total interest expense	15,025	15,660	18,807	18,445	18,094
NET INTEREST INCOME	16,774	17,483	21,437	23,860	25,166
Provision for loan losses	32,536	31,394	38,169	17,978	6,003
Net interest income after provision for loan losses	(15,762)	(13,911)	(16,732)	5,882	19,163
NON-INTEREST INCOME					
Service charges on deposit accounts	5,035	4,413	5,436	5,884	5,059
Trust income	563	459	470	573	554
Debit card income-interchange	1,373	1,257	1,281	1,358	1,376
Other service charges and fees	951	1,093	1,142	1,103	1,315
Securities gains (losses)	(13,179)	(1,170)	(4,309)	13	(6,299)
Gain (Loss) on sale of other assets	(22)	2,496	(3)	(47)	(12)
Warrant fair value adjustment	(1,407)	(4,738)	-	-	-
Other	1,358	1,682	1,742	1,300	1,019
Total non-interest income	(5,328)	5,492	5,759	10,184	3,012
NON-INTEREST EXPENSE					
Salaries and employee benefits	11,561	12,075	11,442	12,125	12,446
Occupancy	2,378	2,581	2,657	2,621	2,541
Equipment	808	849	875	974	955
Professional fees	2,057	1,730	1,816	1,390	1,317
Communication and transportation	1,091	1,161	1,248	1,223	1,371
Loan and OREO expense	1,888	5,448	1,028	870	430
Goodwill impairment	-	-	74,824	48,000	-
Debt prepayment fees	1,511	-	-	-	-
FDIC Assessment	3,005	950	479	163	76
Other	4,870	4,679	5,199	4,821	5,041
Total non-interest expense	29,169	29,473	99,568	72,187	24,177
Income (Loss) before income taxes	(50,259)	(37,892)	(110,541)	(56,121)	(2,002)
Income taxes expense (benefit)	(7,451)	(9,831)	(28,919)	(22,794)	(1,103)
NET INCOME (LOSS)	(42,808)	(28,061)	(81,622)	(33,327)	(899)
Preferred stock dividends and discount accretion	1,139	413	-	-	-
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$ (43,947)	$ (28,474)	$ (81,622)	$ (33,327)	$ (899)
Earnings (Loss) per common share:					
Basic	$ (2.12)	$ (1.37)	$ (3.97)	$ (1.62)	$ (0.04)
Diluted	(2.12)	(1.37)	(3.97)	(1.62)	(0.04)
Weighted average common shares outstanding:					
Basic	20,715	20,732	20,569	20,567	20,554
Diluted	20,715	20,732	20,569	20,567	20,554

INTEGRA BANK CORPORATION

SUMMARY OF SELECTED CONSOLIDATED FINANCIAL DATA

(In thousands, except per share data and ratios)

	June 30, 2009		March 31, 2009	
Net Income (Loss) Available to Common Shareholders	$ (43,947)		$ (28,474)	
Diluted Earnings per Common Share	$ (2.12)		$ (1.37)	
Tangible Book Value per Common Share	$ 6.50		$ 8.21	
Net Interest Margin	2.34	%	2.39	%
Tier 1 Leverage	6.67	%	7.99	%
Total Risk-Based Capital	10.58	%	11.73	%
Tangible Equity to Tangible Assets	6.48	%	7.11	%
Tangible Common Equity to Tangible Assets	4.03	%	4.80	%
Non-performing Loans to Loans	7.76	%	7.80	%
Non-performing Assets to Loans and Other Real Estate Owned	8.90	%	8.55	%
Allowance for Loan Losses to Loans	3.50	%	3.24	%
Allowance for Loan Losses to Non-performing Loans	45.12	%	41.50	%
Net Charge-offs	4.80	%	2.86	%

Integra Bank Corporation

June 30, 2009



Total NPAs by Loan Type
$211.7M (000's)
C&I
4.19%
CRE
10.28%
OREO
13.83%
Consumer & Home Equity
1.27%
Residential Mortgage
2.35%
Retail Construction
7.19%
Residential Construction
60.89%
CRE
Residential Construction
Retail Construction
Residential Mortgage
Consumer & Home Equity
OREO
C&I

Integra Bank Corporation
Short Term Basis Risk
Net Asset/(Liability) Position
June 30, 2009



800
600
400
200
0
(200)
(400)
(balances in millions)
317
662
(195)
(19)
(111)
654
Prime/FF
1 M LIBOR
3 M LIBOR
6 M LIBOR
Other Short Term
Net

Integra Bank Corporation
Investment Portfolio
June 30, 2009


Sector Allocation
at Fair Value
$447,633 (in thousands)
Other
$9,065
2.03%
U.S. T-Notes
$19,980
4.46%
Municipal
$83,750
18.71%
Trust Preferred
$10,987
2.45%
MBS's
$91,181
20.37%
CMO's (Private Label)
$26,710
5.97%
CMO's (Agency)
$205,960
46.01%
CMO's (Agency)
CMO's (Private Label)
MBS's
Trust Preferred
Municipal
U.S. T-Notes
Other

Integra Bank Corporation
Investment Portfolio
June 30, 2009
(in thousands)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Securities Available for Sale				
U.S. Government agencies	$ 427	$ 9	$ 2	$ 434
Collateralized Mortgage Obligations:				
Agency	201,810	4,371	221	205,960
Private Label	30,149	-	3,439	26,710
Mortgage-backed securities-residential	88,991	2,199	9	91,181
Trust Preferred	24,231	-	13,494	10,737
States & political subdivisions	81,551	2,548	349	83,750
Other securities	8,641	-	10	8,631
Total	$ 435,800	$ 9,127	$ 17,524	$ 427,403

	Fair Value
Securities Held for Trading	
Trust Preferred	$ 250
U.S. Treasury Notes	19,980
Total	$ 20,230
	$ 447,633

Integra Bank Corporation
Trust Preferred & Private Label CMO Securities Portfolio
As of June 30, 2009

Description	Current Par	Book Value*	Market Value
Pooled Trust Preferred			
PRETSL VI FLOATER B1	$1,035,783	$721,265	$694,731
PRETSL XIV FLOATER B1	2,500,000	2,500,000	1,788,560
TRAP SER 11A D1	7,872,044	11,808	11,808
TRAP 2007 SER 12A D1	6,041,438	15,104	15,104
ALESC 10A C1	8,213,922	102,674	102,674
US CAP FDG V, B1	3,003,311	120,132	120,132
	$28,666,498	$3,470,983	$2,733,009
Single Name Trust Preferred			
BANK ONE CAP TR VI	$1,000,000	$1,000,000	$920,000
COLONIAL CAP IV	7,000,000	7,000,000	1,344,000
FIRST CITIZENS BANCSHARES TP	5,000,000	5,020,797	1,500,000
FIRST UNION INST CAP I	3,000,000	2,988,782	2,490,000
SKY FINANCIAL CAP TRUST III	5,000,000	5,000,000	2,000,000
	$21,000,000	$21,009,579	$8,254,000
Trust Preferred's Total	**$49,666,498**	**$24,480,562**	**$10,987,009**
Private Label CMO			
SASC0331A 3A	$7,071,252	$7,084,292	$5,919,767
CWHL 2003-58 21A	3,426,622	3,426,622	2,833,430
GSR 2003-10 2A1	9,024,726	8,935,154	8,165,615
RAS03A15 1A1	5,921,618	5,946,018	5,502,969
WFMBS 2006-8 A13 6%	3,169,169	3,152,733	2,653,101
CMSI 4 A2	1,649,364	1,604,409	1,634,952
Private Label CMO Total	**$30,262,750**	**$30,149,228**	**$26,709,835**

*Trust preferred book value includes OTTI, payments-in-kind, and amortization/accretion
Private Label CMO book value includes amortization/accretion and principal payments

Integra Bank Corporation
Analysis of Last 8 Quarters
Ended June 30, 2009
(dollars and total shares in thousands)

Balance Sheet Detail (Period End)	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09
Commercial Loans	$ 1,572,013	$ 1,604,785	$ 1,660,472	$ 1,744,943	$ 1,808,343	$ 1,850,043	$ 1,828,731	$ 1,767,149
Direct Consumer	318,107	323,633	325,714	340,088	348,313	353,055	334,586	337,188
Indirect Consumer	104,630	99,848	93,863	87,864	82,793	79,128	74,669	69,612
Total Consumer	422,737	423,481	419,577	427,952	431,106	432,183	409,255	406,800
Residential Mortgage	305,238	283,112	260,701	237,102	221,361	208,017	188,013	175,523
Total Loans	2,299,988	2,311,378	2,340,750	2,409,997	2,460,810	2,490,243	2,425,999	2,349,472
Personal NIB DDA	70,569	67,593	73,813	69,996	63,683	62,553	67,434	60,959
Non Personal NIB DDA	198,385	197,295	222,129	234,553	213,403	221,479	232,020	217,459
Total Low Cost Deposits (1)	779,234	782,479	851,786	868,402	834,853	884,406	957,280	1,011,541
Total Core Deposits (2)	1,172,846	1,183,577	1,242,396	1,254,743	1,180,007	1,185,817	1,297,364	1,323,986
Income Statement								
Net Interest Income	$ 24,698	$ 24,655	$ 23,518	$ 25,166	$ 23,860	$ 21,437	$ 17,483	$ 16,774
Provision for Loan Losses	723	2,280	3,634	6,003	17,978	38,169	31,394	32,536
Non Interest Income	10,387	7,538	10,734	3,012	10,184	5,759	5,492	(5,328)
Non Interest Expense	22,242	23,371	24,121	24,177	72,187	99,568	29,473	29,169
Pre tax Income	12,120	6,542	6,497	(2,002)	(56,121)	(110,541)	(37,892)	(50,259)
Net Income	9,206	5,815	4,973	(899)	(33,327)	(81,622)	(28,061)	(42,808)
Net Income Available to Common Shareholders	9,206	5,815	4,973	(899)	(33,327)	(81,622)	(28,474)	(43,947)
Earnings Per Common Share (diluted)	0.45	0.28	0.24	(0.04)	(1.62)	(3.97)	(1.37)	(2.12)
Ratios								
ROA	1.13 %	0.69 %	0.59 %	(0.11) %	(3.93) %	(9.57) %	(3.25) %	(4.89) %
Return on Common Equity	11.34	6.99	6.01	(1.09)	(41.36)	(119.82)	(56.62)	(98.96)
Efficiency Ratio	61.09	64.20	67.73	67.59	68.49	75.55	107.66	102.45
Net Interest Margin	3.52	3.42	3.23	3.43	3.22	2.86	2.39	2.34
ALLL/Total Loans	1.15	1.18	1.22	1.32	1.70	2.59	3.24	3.50
NPL's/Total Loans	0.70	0.98	1.28	2.09	3.46	6.06	7.80	7.76
ALLL/NPL's	164.48	120.27	95.11	62.96	49.03	42.70	41.50	45.12
Net Charge Off	0.13	0.25	0.40	0.48	1.31	2.48	2.86	4.80
Balance Sheet Overview								
Total Assets	$ 3,317,320	$ 3,350,126	$ 3,400,610	$ 3,401,210	$ 3,356,842	$ 3,357,100	$ 3,555,533	$ 3,348,400
Total Loans	2,299,988	2,311,378	2,340,750	2,409,997	2,460,810	2,490,243	2,425,999	2,349,472
Total Deposits	2,383,953	2,340,137	2,308,123	2,323,648	2,385,794	2,340,192	2,580,043	2,474,355
Common Stock	20,649	20,650	20,657	20,759	20,749	20,749	20,745	20,709
Preferred Stock (Includes Discount)	-	-	-	-	-	-	81,761	81,844
Tier 1 Capital	9.30 %	9.34 %	9.37 %	9.13 %	9.05 %	7.68 %	10.01 %	8.80 %
Tangible Common Equity	$ 189,675	$ 193,102	$ 197,105	$ 185,850	$ 191,405	$ 194,863	$ 170,234	$ 134,673
Total Equity	325,090	327,804	331,150	319,464	276,588	204,791	261,502	225,602

(1) Low cost core deposits consist of interest checking, demand deposits and savings accounts.
(2) Core deposits consist of low cost core deposits plus money market accounts.